J.P. MORGAN INCOME FUNDS

JPMorgan Core Plus Bond Fund

(All Share Classes)

(a series of JPMorgan Trust II)

JPMorgan Short Duration High Yield Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated April 5, 2017

to the Prospectuses, Summary Prospectuses and

Statement of Additional Information dated July 1, 2016, as supplemented

Portfolio Manager Retirement Effective January 1, 2018. Frederick Sabetta has announced his retirement from J.P. Morgan Investment Management Inc. (“JPMIM”) effective January 1, 2018. Until his retirement, Mr. Sabetta will continue to serve on the portfolio management teams of the JPMorgan Core Plus Bond Fund and the JPMorgan Short Duration High Yield Fund.

NVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES, SUMMARY PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-INC-417